UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

                       May 24, 2017
Date of Report (Date of earliest event reported)

           International Seaways, Inc.
(Exact Name of Registrant as Specified in Charter)

1-37836-1
Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue
New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

International Seaways, Inc. (the "Company") has commenced a refinancing process relating to the marketing of a new $550 million term loan facility.  If the proposed refinancing were to take place, the proceeds of the term loan facility would be used to refinance the Company's existing credit facility, to pay related fees, costs and expenses, and for general corporate purposes, including fleet renewal and growth.  The Company may decide not to proceed with a refinancing depending on market conditions and other considerations, and the amount of any completed refinancing may differ from the amount set forth above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC. (Registrant)

Date: May 24, 2017	By:		/s/James D. Small III
		Name: Title:	James D. Small III Chief Administrative Officer, Senior Vice President, Secretary and General Counsel